Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2018

In the “Investment Policies and Restrictions” section, the fourth paragraph under “Other Securities” is replaced with the following:

Thrivent High Income Municipal Bond Fund and Thrivent Municipal Bond Fund do not generally intend to purchase any securities that would cause 25% or more of the value of its total assets to be invested in the securities of governmental subdivisions located in any one state, territory or possession of the United States. Each of these Funds may invest 25% or more of the value of its total assets in industrial development bonds. Each of these Funds also may invest up to 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds, or in industrial development revenue bonds which are based, directly or indirectly, on the credit of private entities in any one industry. Thrivent Municipal Bond Fund may invest up to 5% of its assets in high yield securities.

The date of this Supplement is March 5, 2018.

Please include this Supplement with your Statement of Additional Information.

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